ANNUAL REPORT  MARCH 31, 2000

Prudential
Small-Cap Quantum Fund, Inc.

Fund Type Stock

Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential Small-Cap Quantum Fund seeks long-term capital growth by using quantitative investment techniques to buy primarily the stocks of U.S.
companies with market capitalizations (what it would cost to buy all of a company's stock) like those of the S&P SmallCap 600 Index. Beginning
May 30, 2000, the Fund also will try to minimize taxable distributions. Computer-aided portfolio construction helps improve the risk/reward profile of our holdings, but there can be no assurance that the Fund will achieve its investment objective.
Smaller company stocks historically have often performed very differently from stocks of large companies, and so can help diversify a stock portfolio. Small-cap stocks may have limited marketability and may be subject to more abrupt or erratic movements than large-cap stocks.


Portfolio Composition
Expressed as a percentage of
   net assets as of 3/31/00
      26.3%   Technology
      15.2    Consumer Services
      11.7    Finance
      11.5    Healthcare
       9.6   Basic Industry
       6.1   Business Services
       5.7   Consumer Cyclicals
       3.1   Cash & Equivalents
       3.1   Consumer Staples
       3.0   Energy
       2.9   Capital Spending
       1.6   Utilities
       0.2   Conglomerates

Ten Largest Holdings

   Expressed as a percentage of
   net assets as of 3/31/00
   1.4%  International Rectifier Corp.
         Technology
   1.4   Nortel Networks Corp.
         Technology
   1.4   Informix Corp.
         Technology
   1.3   Cullen Frost Bankers, Inc.
         Finance
   1.3   QLogic Corp.
         Technology
   1.2   Technitrol, Inc.
         Technology
   1.2   Powerwave Technologies, Inc.
         Technology
   1.1   Canandaigua Brands, Inc.
         Consumer Staples
   1.1   Hudson United Bancorp
         Finance
   1.1   Radian Group, Inc.
         Finance
www.prudential.com            (800) 225-1852

Performance at a Glance

Cumulative Total Returns1   As of 3/31/00

                         One      Since
                         Year   Inception2
   Class A               24.73%   -5.67%
   Class B               23.91    -7.36
   Class C               23.91    -7.36
   Class Z               25.07    -5.14
   Lipper Small-Cap
   Value Fund Avg.3      24.01    -5.14


Average Annual Total Returns1   As of 3/31/00

                    One      Since
                    Year   Inception2
   Class A         18.49%   -4.49%
   Class B         18.91    -4.48
   Class C         21.67    -3.56
   Class Z         25.07    -2.18


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception date: Class A, B, C, and Z, 11/10/97.
3 Lipper average returns are for all funds in each share class for the one-year and since-inception periods in the Small-Cap Value Fund category. Small-Cap
Value funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap 600 Index(R).
Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. The Lipper average is unmanaged.
(R) S&P is a registered trademark of the Standard &
Poor's Corporation.

Prudential Small-Cap Quantum Fund, Inc.
Message From the Fund's President    May 16, 2000

Dear Shareholder,
The improvements made by the managers of Prudential
Small-Cap Quantum Fund last May paid off over the 12 months ended March 31, 2000: the Fund's 24.73% Class A share return beat the 24.01% Lipper Small-Cap Value
Average. For shareholders paying the initial Class A share sales charge, the return was 18.49%.
The Fund outperformed the Lipper Average because we believe it held more technology stocks than most value funds and because its technology holdings outperformed the Standard & Poor's SmallCap 600 Index (S&P SmallCap
600) technology sector. Market gains in the small-cap arena over this period were predominantly in the technology and healthcare sectors. The Fund's strength in growth stocks was due in large part to extensions of its investment parameters that were approved by its Board of Directors in May 1999. Although we believe the Fund owned more technology and healthcare stocks than many value funds, these groups were underrepresented compared to the S&P SmallCap 600 Index. The Fund still had a strong value tilt in a market that was deeply hostile to the value style.
The Board approved further enhancements to the Fund's strategies, effective May 30, 2000. The Fund will no longer base its investment process on Prudential
Securities' Small-Cap Quantitative Valuation (QV) model. In addition, the Fund's objective will be supplemented to include trying to minimize taxable distributions, and its name will be changed to Prudential
Tax-Managed Small-Cap Fund, Inc. It will use a tax-managed, enhanced-index strategy that extends to the entire portfolio the quantitative methods introduced last May.

Sincerely,

John R. Strangfeld, President
Prudential Small-Cap Quantum Fund, Inc.

www.prudential.com            (800) 225-1852

Investment Adviser's Report

Dear Shareholder,
Value-style investing in the small-cap market had an excellent history through 1997. The quantitative models initially used by Prudential Small-Cap Quantum Fund, which were developed in that historical context, had a value tilt. Although those strategies may still yield superior performance over the long run, we have just come through a period of extreme underperformance by the value style of investing. Indeed, by far the best returns in the S&P SmallCap 600 Index over our reporting period came from stocks with no price/earnings ratios because they had no positive earnings to report. These included young technology and biotechnology companies that investors favored because of their perceived growth potential. Our comparative performance also suffered because we didn't own certain companies that received takeover offers, such as U.S.
Trust and Etec.
Our Fund has been classified as a value fund by Lipper because the general cast of its holdings is value style. We owned more growth stocks than a pure value manager would have, but less than growth's share of the overall market. Our stock selection in the growth universe was good: both our "no-earnings" holdings and our high earnings-growth holdings performed better than the averages of comparable stocks. We were able to exploit these growth-stock opportunities because of changes to the investment process that the Fund's Board approved last
May.
The Fund's quantitative investment strategy involves taking small positions in a large number of stocks, trying to enhance the probabilities of superior performance. Over this reporting period, we held some excellent performers--stocks such as Advanced Digital
Information, QLogic, Clarify, and Network Solutions, all of which quadrupled or more in price--offsetting many stocks that had poorer performance. On average, both our low price-to-earnings (value) stocks and our rapid earnings-growth stocks performed well compared with similar stocks in the S&P SmallCap 600 Index. Our relative performance--beating the Lipper Small-Cap Value Average, but underperforming the unmanaged S&P SmallCap 600
Index Fund--was largely

Prudential Small-Cap Quantum Fund, Inc.

Investment Adviser's Report

explained by the fact that we owned more growth stocks than a value fund, but more value stocks than the overall market.
Looking ahead
We are making three substantial changes in our investment strategy, with the approval of the Fund's
Board. First, we shall maintain a risk profile closer to that of the S&P SmallCap 600 benchmark, departing only modestly from its sector and industry weights. We expect the portfolio to have a more evenly balanced blend of growth and value stocks than it has had in the past.
Portfolio construction will use proprietary optimization techniques that attempt to limit unintended deviations in various return-affecting characteristics from the S&P SmallCap 600 universe of companies. These characteristics include industry, economic sector, company size, and relative value
(growth or value). By actively managing the Fund's exposures to these factors, we hope to increase the impact of our stock selection on the Fund's performance.
Second, although we shall continue to use quantitative models to help select stocks, the models we use will be different. Instead of ratings supplied by Prudential
Securities' Small-Cap Quantitative Valuation (QV) model, we shall rely on techniques we have used in managing Prudential Tax-Managed Equity Fund. Different quantitative factors will be emphasized, depending upon a stock's growth characteristics. Among attractively rated high-growth stocks, we shall prefer those with positive earnings surprises and strong upward revisions to Wall Street analysts' earnings estimates. Among attractively rated but slower-growing stocks, we shall prefer those that are inexpensive relative to their peers in terms of price/earnings or price-to-book value ratios.

www.prudential.com        (800) 225-1852

Third, we shall try to limit taxable distributions to shareholders. One way we can do this is by allowing stocks to appreciate, free from tax implications, for as long as prudence allows. With the aid of state-of-the-art market assessment techniques, we can further increase tax efficiency by selling selected holdings that have fallen in value. We will sometimes lock in a loss by selling a stock, particularly if we can replace it with another that has a similar profile (generally in the same industry or with similar growth potential).
Through this kind of exchange, we can maintain or improve the quality of our portfolio with new stocks while reaping tax benefits from the sale of the old ones. The result is an inventory of stored, or "harvested," losses that can be used, when needed, to offset potential taxes from gains.

Prudential Small-Cap Quantum Fund, Inc. Management Team

Prudential Small-Cap Quantum Fund, Inc.

Financial
   Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.9%
Common Stocks
-------------------------------------------------------------------------------------
Basic Industries  9.6%
       4,600   Alliant Techsystems, Inc.(a)                           $      270,825
      32,200   AMCOL International Corp.                                     495,075
       9,300   American Freightways Corp.                                    138,919
         600   Applied Industrial Technologies, Inc.                           9,600
       6,100   Aviation Sales Co.(a)                                          38,506
       2,300   BE Aerospace, Inc.(a)                                          13,513
      25,300   Building Materials Holdings Corp.                             229,281
       1,800   Caraustar Industries, Inc.                                     25,425
       5,900   Clarcor, Inc.                                                 104,725
       8,900   Commercial Metals Co.                                         245,862
       2,600   Fuller (H.B.), Co.                                            103,838
       8,700   Geon Co.                                                      187,050
       2,800   Gibraltar Steel Corp.                                          46,025
       1,700   Hughes Supply, Inc.                                            26,350
      18,800   Innovex, Inc.                                                 183,887
      34,100   JLG Industries, Inc.                                          311,162
       5,300   Kaman Corp.                                                    51,675
      13,100   Landstar Systems, Inc.(a)                                     717,225
       4,100   Libbey, Inc.                                                  112,238
       8,900   Lilly Industries, Inc.(a)                                     110,138
       9,200   Mesa Air Group, Inc.                                           57,500
       7,400   Midwest Express Holdings, Inc.(a)                             189,625
       1,500   Mobile Mini, Inc.(a)                                           29,250
      10,200   Mueller Industries, Inc.(a)                                   309,825
      15,800   Paxar Corp.                                                   152,075
      20,500   Pentair, Inc.                                                 759,781
       6,700   Pope & Talbot, Inc.                                           123,112
      18,600   Precision Castparts Corp.                                     678,900
       7,150   Reliance Steel & Aluminum Co.                                 159,981
      24,600   Republic Group, Inc.                                          264,450
       5,700   Rock-Tenn Co.                                                  55,575

    See Notes to Financial Statements                                      7

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      21,400   Schulman (A.), Inc.                                    $      283,550
       6,100   Scott Technologies, Inc.                                      115,138
       3,800   Seacor Smit, Inc.(a)                                          229,425
      25,200   Skywest, Inc.                                                 985,950
         300   Steel Technologies, Inc.                                        2,381
       1,600   Swift Transportation Co., Inc.(a)                              32,800
      29,200   Texas Industries, Inc.                                        908,850
       5,400   Tuscarora, Inc.                                                67,500
       2,600   Universal Forest Products, Inc.                                32,175
      28,500   USFreightways Corp.                                         1,066,969
       3,700   Yellow Corp.(a)                                                68,219
                                                                      --------------
                                                                           9,994,350
-------------------------------------------------------------------------------------
Business Services  6.1%
       6,200   ABM Industries, Inc.                                          145,700
      10,700   BARRA, Inc.(a)                                                362,462
       1,000   CDI Corp.(a)                                                   19,000
       4,200   Diamond Technology Partner, Inc.(a)                           276,150
       5,300   Insituform Technologies, Inc.                                 162,312
      18,300   Labor Ready, Inc.(a)                                          180,712
      10,900   Lightbridge, Inc.(a)                                          254,787
      21,300   Marchfirst, Inc.(a)(b)                                        760,144
      10,900   MAXIMUS, Inc.(a)                                              332,450
       7,200   Thomas Nelson, Inc.                                            57,150
      17,700   Pegasystems, Inc.(a)                                          212,400
       5,000   Precision Response Corp.                                      121,250
      18,200   Price Communications Corp.(a)                                 418,600
      26,700   Profit Recovery Group International, Inc.(a)                  493,950
      12,400   Right Management Consultants, Inc.(a)                         113,925
       2,900   Scholastic Corp.(a)                                           156,419
      22,500   Staffmark, Inc.(a)                                            178,594
       5,400   Standard Register Co.                                          69,525
       4,700   UniFirst Corp.                                                 52,875
      24,300   Valassis Communications, Inc.(a)                              809,494
      14,700   Wackenhut Corrections Corp.(a)                                141,488

    8                                      See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       6,700   Wallace Computer Services, Inc.                        $       79,144
      10,800   John Wiley & Sons, Inc.                                       194,400
      15,100   Zebra Technologies Corp.(a)                                   755,000
                                                                      --------------
                                                                           6,347,931
-------------------------------------------------------------------------------------
Capital Spending  2.9%
      13,200   Applied Power, Inc.                                           376,200
       1,700   Belden, Inc.                                                   46,750
       4,000   C&D Technologies, Inc.                                        236,000
       9,400   Cable Design Technologies Corp.                               319,012
       8,700   Generale Cable Corp.                                           67,969
       6,900   Graco, Inc.                                                   200,100
       1,600   Hanover Compressor Co.                                         91,000
       2,200   LSI Industries, Inc.                                           42,763
      23,200   Manitowoc Co., Inc.                                           627,850
       3,500   New Horizons Worldwide, Inc.(a)                                62,125
       8,300   Ocular Sciences, Inc.(a)                                      130,595
         600   Shaw Group, Inc.                                               21,150
      19,400   SPS Technologies, Inc.(a)                                     591,700
       3,800   Teleflex, Inc.                                                134,900
       6,100   URS Corp.                                                      80,062
       5,400   Watsco, Inc.                                                   56,363
                                                                      --------------
                                                                           3,084,539
-------------------------------------------------------------------------------------
Conglomerates  0.2%
      26,300   Griffon Corp.                                                 205,469
-------------------------------------------------------------------------------------
Consumer Cyclical  5.7%
      30,500   Arvin Industries, Inc.                                        690,062
         200   Bassett Furniture Industries, Inc.                              2,800
       9,400   Carlisle Companies, Inc.                                      376,000
      42,400   D.R. Horton, Inc.                                             553,850
      34,600   Intermet Corp.                                                315,725
      30,300   Kaufman & Broad Home Corp.                                    649,556
       6,500   La-Z-Boy, Inc.                                                 99,938
      35,400   Lennar Corp.                                                  767,737
      39,300   Lo Jack Corp.(a)                                              304,575
      34,900   MascoTech, Inc.                                               410,075

    See Notes to Financial Statements                                      9

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      34,700   Meritor Automotive, Inc.                               $      548,694
       3,600   Monaco Coach Corp.                                             68,400
         200   Oneida Ltd.                                                     3,875
       6,200   Pulaski Furniture Corp.                                       135,237
       1,400   Simpson Manufacturing, Inc.                                    55,300
      33,550   Smith AO Corp.                                                603,900
       4,400   Standard Motor Products, Inc.                                  65,450
       3,700   Toro Co.                                                      110,769
       8,900   Wabash National Corp.                                         124,044
       8,700   Wynns International, Inc.                                     120,169
                                                                      --------------
                                                                           6,006,156
-------------------------------------------------------------------------------------
Consumer Services  15.2%
       4,600   Aaron Rents, Inc.                                              69,288
      27,200   ADVO, Inc.                                                    680,000
      11,400   Ames Department Stores, Inc.(a)                               280,012
       3,800   Anchor Gaming                                                 144,163
       8,600   Applebee's International, Inc.                                241,875
      55,200   Arctic Cat, Inc.                                              565,800
      11,400   Aztar Corp.                                                   108,300
      26,800   Brightpoint, Inc.(a)                                          328,300
       8,000   Buffets, Inc.(a)                                               72,250
      28,000   Cato Corp.                                                    329,000
      12,200   Cec Entertainment, Inc.(a)                                    330,925
       1,000   Chicos Fas, Inc.(a)                                            16,953
      33,860   CKE Restaurants, Inc.                                         215,857
      21,500   Claire's Stores, Inc.                                         431,344
       7,300   Department 56, Inc.(a)                                        108,131
       7,800   Dress Barn, Inc.(a)                                           150,150
      15,600   Ethan Allen Interiors, Inc.                                   390,000
      10,000   Fleming Co., Inc.                                             150,625
       6,600   Footstar, Inc.(a)                                             186,450
      10,400   Fossil Inc.(a)                                                243,750
      20,800   Genesco, Inc.(a)                                              273,000
         900   Goody's Family Clothing, Inc.(a)                                5,456
      24,100   Group 1 Automotive, Inc.                                      280,162

    10                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
         500   Haverty Furniture Co., Inc.                            $        5,313
         900   Hot Topic, Inc.(a)                                             31,500
      21,100   Insight Enterprises, Inc.(a)                                  768,831
       2,000   Interface, Inc. Class 'A' Stock                                 8,500
      39,500   Jack In The Box, Inc.(a)                                      841,844
       2,700   Jo-Ann Stores, Inc.(a)                                         22,613
      27,500   Kellwood Co.                                                  482,969
      13,400   Linens 'N Things, Inc.                                        458,950
      55,800   Luby's Cafeterias, Inc.                                       526,612
      12,200   Men's Wearhouse, Inc.(a)                                      361,425
      14,600   Michaels Stores, Inc.(a)                                      594,950
      17,700   Midway Games, Inc.(a)                                         234,525
      12,000   Mohawk Industries, Inc.(a)                                    268,500
      25,400   Musicland Stores Corp.(a)                                     161,925
       9,300   Nash Finch Co.                                                 75,563
       9,400   O'Reilly Automotive, Inc.(a)                                  133,363
       9,300   OshKosh B'Gosh, Inc.                                          167,400
       3,000   Oxford Industries, Inc.                                        54,375
      29,100   Pier 1 Imports, Inc                                           298,275
      20,200   Polaris Industries, Inc.                                      608,525
      19,700   Pomeroy Computer Resources, Inc.                              361,987
      21,300   Pre-Paid Legal Services, Inc.(a)                              632,344
       9,900   Prime Hospitality Corp.(a)                                     71,775
       6,400   Quiksilver, Inc.(a)                                           112,400
      13,000   Regis Corp.                                                   192,563
       5,000   Rent-A-Center, Inc.(a)                                         75,000
       3,900   Rex Stores Corp.(a)                                            99,694
       6,700   Ruby Tuesday, Inc.                                            117,250
       6,100   Ryan's Family Steak Houses, Inc.(a)                            58,331
       9,500   ShopKo Stores, Inc.                                           168,625
       8,900   Shuffle Master, Inc.                                          105,131
      23,000   Sonic Automatic, Inc.(a)                                      217,062
         500   Sonic Corp.                                                    13,625
       3,800   Stride Rite Corp.                                              30,638
         400   Taco Cabana, Inc.(a)                                            2,375
      13,500   Tech Data Corp.(a)                                            443,812

    See Notes to Financial Statements                                     11

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      11,700   Timberland Co. (Class 'A' Stock)                       $      596,700
       1,600   Trans World Entertainment Corp.(a)                             16,000
       1,400   Tuesday Morning Corp.(a)                                       20,125
       4,100   Wet Seal, Inc. (Class 'A' Stock)(a)                            64,575
         200   Wild Oats Markets, Inc.(a)                                      4,100
         100   WMS Industries, Inc.                                              988
      17,400   Zale Corp.                                                    821,062
                                                                      --------------
                                                                          15,933,911
-------------------------------------------------------------------------------------
Consumer Staples  3.1%
       2,700   Agribrands International, Inc.                                106,144
      22,700   Canandaigua Brands, Inc. (Class 'A' Stock)                  1,157,700
      22,900   Herbalife International, Inc. (Class 'A' Stock)               323,462
       9,900   International Multifoods Corp.                                132,412
       3,200   J & J Snack Foods Corp.                                        63,600
       4,300   Natrol, Inc.(a)                                                22,038
      31,600   Schweitzer-Mauduit International, Inc.                        408,825
      36,200   Smithfields Foods, Inc.(b)                                    724,000
      10,500   Tupperware Corp.                                              166,031
       6,400   Universal Foods Corp.                                         136,800
       7,000   USA Detergents, Inc.                                           16,188
                                                                      --------------
                                                                           3,257,200
-------------------------------------------------------------------------------------
Energy  3.0%
      14,200   Atwood Oceanics, Inc.(a)                                      941,637
      13,700   Cross Timbers Oil Co.                                         178,956
       9,300   Helmerich & Payne, Inc.                                       288,300
      10,600   Howell Corp.                                                   72,213
      32,000   Seitel, Inc.(a)                                               254,000
      18,800   Tesoro Petroleum Corp.(a)                                     216,200
      25,200   UGI Corp.                                                     544,950
      30,500   Vintage Petroleum, Inc.                                       613,813
                                                                      --------------
                                                                           3,110,069
-------------------------------------------------------------------------------------
Finance  11.7%
       8,100   Affiliated Managers Group, Inc.(a)                            384,750
      43,500   Allied Capital Corp.(b)                                       758,531
      63,100   Americredit Corp.                                           1,029,319

    12                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      20,200   Amerus Life Holdings, Inc. ( Class 'A' Stock)          $      366,125
      21,400   Astoria Financial Corp.                                       607,225
       1,160   Bank United Corp. (Class 'A' Stock)                            36,613
      15,400   Community First Bankshares, Inc.                              246,400
      53,200   Cullen/Frost Bankers, Inc.                                  1,406,475
         306   Delphi Financial Group, Inc.(a)                                 9,295
      26,500   Downey Financial Corp.                                        563,125
      12,600   Eaton Vance Corp.                                             541,012
      56,700   Enhance Financial Services Group, Inc.                        800,887
      28,183   Fidelity National Financial, Inc.                             389,278
      50,100   First American Financial Corp.                                710,794
      43,300   Fremont General Corp.                                         257,094
       7,200   GBC Bancorp                                                   166,950
      53,007   Hudson United Bancorp                                       1,149,589
       1,700   Metris Companies, Inc.                                         66,087
      23,200   Radian Group, Inc.                                          1,104,900
      10,000   Raymond James Financial, Inc.                                 207,500
      64,700   Rollins Truck Leasing Corp.                                   545,906
       8,200   Silicon Valley Bancshares                                     589,375
       1,000   WFS Financial, Inc.(a)                                         19,438
      48,500   World Acceptance Corp.                                        245,531
       1,800   XTRA Corp.(a)                                                  68,400
                                                                      --------------
                                                                          12,270,599
-------------------------------------------------------------------------------------
Health Care  11.5%
      12,200   Alpharma, Inc.                                                448,350
      15,800   Barr Laboratories, Inc.(a)                                    663,600
      29,966   Bindley Western Industries, Inc.                              406,414
       2,000   Chattem, Inc.(a)                                               28,250
       9,800   Cooper Cos., Inc.(a)                                          315,437
      24,700   Covance, Inc.(a)                                              265,525
       9,500   Coventry Health Care, Inc.(a)                                  80,750
       4,200   Diagnostic Products Corp.                                     102,638
       7,400   Fisher Scientific International, Inc.                         329,300
       3,800   Hanger Orthopedic Group, Inc.(a)                               20,188
       1,800   Health Management Systems, Inc.(a)                              8,663
      14,400   ICN Pharmaceuticals, Inc.                                     392,400

    See Notes to Financial Statements                                     13

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       3,800   ICU Medical, Inc.(a)                                   $       68,400
      18,400   IDEXX Laboratories, Inc.(a)                                   428,950
      17,600   Invacare Corp.                                                482,900
      17,700   Jones Pharma, Inc.                                            537,637
       5,400   Lincare Holdings, Inc.(a)                                     153,225
      11,700   Magellan Health Services, Inc.(a)                              56,306
      19,000   MedQuist, Inc.(a)                                             516,562
      17,600   Mentor Corp.                                                  475,200
       9,600   Meridian Diagnostics, Inc.                                     82,800
       6,800   Minntech Corp.                                                 51,000
      15,300   Noven Pharmaceuticals, Inc.(a)                                167,344
      43,400   Orthodontic Centers of America, Inc.(a)                       813,750
      22,300   Owens & Minor, Inc.                                           236,938
       8,000   Parexel International Corp.                                    75,500
       5,300   Pediatrix Medical Group, Inc.(a)                               38,425
       9,400   Pharmaceutical Product Development, Inc.(a)                   159,213
       2,900   Polymedica Corp.(a)                                           170,375
      37,100   Prime Medical Services, Inc.(a)                               329,262
      15,000   Priority Healthcare Corp.(a)                                  753,750
      15,800   RehabCare Corp.                                               390,062
       3,600   ResMed, Inc.(a)                                               256,950
      21,500   Rexall Sundown, Inc.(a)                                       303,687
      15,000   Sola International, Inc.(a)                                    91,875
       8,200   Syncor International Corp.(a)                                 270,600
      26,000   Theragenics Corp.(a)                                          347,750
      14,300   Twinlab Corp.                                                 101,888
      19,100   Universal Health Services, Inc. (Class 'B' Stock)(a)          935,900
      38,200   US Oncology, Inc.(a)                                          171,900
       8,300   Vital Signs, Inc.                                             190,381
       6,100   Wesley Jessen VisionCare, Inc.(a)                             219,219
      12,000   X-Rite, Inc.                                                  121,500
                                                                      --------------
                                                                          12,060,764
-------------------------------------------------------------------------------------
Technology  26.3%
       1,500   Act Manufacturing, Inc.                                        83,906
      15,900   Actel Corp.(a)                                                567,431
      17,200   Advanced Digital Information Corp.                            589,100

    14                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       8,800   Advanced Energy Industries, Inc.(a)                    $      448,800
       9,600   Alpha Industries, Inc.(a)                                     912,000
      22,800   American Management Systems, Inc.(a)                          998,925
      11,250   ANADIGICS, Inc.(a)                                            742,500
       2,600   Anixter International, Inc.(a)                                 72,475
      14,000   ANSYS, Inc.(a)                                                150,500
      14,950   Apex, Inc.(a)                                                 555,019
      14,400   Applied Science & Technology, Inc.(a)                         435,600
      22,800   Artesyn Technologies, Inc.(a)                                 431,775
       1,100   ATMI, Inc.(a)                                                  52,525
       7,300   Brady (W.H.) Co.                                              227,669
       4,600   CACI, Inc.(a)                                                 137,713
       4,500   Centigram Communications Corp.(a)                              85,500
      11,200   Citrix Systems, Inc.(a)                                       742,000
       3,000   Comverse Technology, Inc.(a)                                  567,000
       7,500   Consolidated Graphics, Inc.(a)                                 96,094
       4,600   Credence Systems Corp.(a)                                     575,575
       3,400   Davox Corp.(a)                                                 90,950
      11,900   DBT Online, Inc.(a)                                           220,894
       1,100   Electro Scientific Industries, Inc.(a)                         63,800
       8,800   Electroglas, Inc.(a)                                          301,400
      15,000   Esterline Technologies Corp.(a)                               195,000
      12,200   FileNET Corp.(a)                                              362,950
      14,400   GenRad, Inc.                                                  178,200
       5,800   Gerber Scientific, Inc.                                       112,013
       8,400   Herman Miller, Inc.                                           235,200
       4,200   In Focus Systems, Inc.(a)                                     150,412
      15,700   Indus International, Inc.(a)                                  131,488
      83,550   Informix Corp.(a)                                           1,415,128
       7,700   Integrated Device Technology, Inc.(a)                         305,112
      39,200   International Rectifier Corp.(a)                            1,494,500
       6,100   Kronos, Inc.(a)                                               180,712
       9,400   Kulicke & Soffa Industries, Inc.                              602,187

    See Notes to Financial Statements                                     15

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      38,100   Mail-Well, Inc.                                        $      330,994
      27,000   Mapics, Inc.(a)                                               430,312
       8,500   Micros Systems, Inc.(a)                                       534,969
       4,800   Network Solutions, Inc.(a)                                    737,775
      11,310   Nortel Networks Corp.                                       1,425,060
       4,500   Ontrack Data International, Inc.(a)                            46,406
      13,300   Park Electrochemical Corp.                                    325,850
         209   Perkinelmer, Inc.                                              13,899
      33,100   Pioneer-Standard Electronics, Inc.                            521,325
      12,400   Policy Management Systems Corp.(a)                            148,800
       9,800   Powerwave Technologies, Inc.(a)                             1,225,000
       6,800   Pri Automation, Inc.                                          415,650
       1,700   Printronix, Inc.(a)                                            33,788
       9,900   QLogic Corp.(a)                                             1,341,450
       2,600   Radisys Corp.(a)                                              156,325
      14,900   Remedy Corp.                                                  627,662
      11,900   Robotic Vision Systems, Inc.                                  190,400
      10,700   RWD Technologies, Inc.(a)                                      89,613
       1,900   SBS Technologies, Inc.(a)                                      54,625
      21,500   Technitrol, Inc.                                            1,252,375
       7,700   Three-Five Systems, Inc.(a)                                   462,000
       8,600   Trimble Navigation Ltd.(a)                                    221,450
      28,200   United Stationers, Inc.(a)                                  1,006,387
      31,900   Wolverine Tube, Inc.(a)                                       408,719
      17,000   Xircom, Inc.(a)                                               629,000
       7,400   Zoran Corp.(a)                                                416,712
                                                                      --------------
                                                                          27,558,599
-------------------------------------------------------------------------------------
Utilities  1.6%
      40,900   Energen Corp.                                                 651,844
       7,600   Hawaiian Electric Industries, Inc.                            241,775
      27,100   Madison Gas & Electric Co.                                    484,412
      14,800   Minnesota Power & Light Co.                                   246,050
         200   Northwestern Corp.                                              4,125
                                                                      --------------
                                                                           1,628,206
                                                                      --------------
               Total long-term investments (cost $101,122,949)           101,457,793
                                                                      --------------

    16                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Principal
Amount
(000)          Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.1%
Repurchase Agreement
$      3,211   Joint Repurchase Agreement Account,
                6.15%, 4/3/00
                (cost $3,211,000; Note 5)                             $    3,211,000
                                                                      --------------
               Total Investments  100.0%
                (cost $104,333,949; Note 4)                              104,668,793
               Other assets in excess of liabilities                          22,057
                                                                      --------------
               Net Assets  100%                                       $  104,690,850
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security segregated as collateral for futures contracts.
    See Notes to Financial Statements                                     17

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Assets and Liabilities

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $104,333,949)                           $104,668,793
Cash                                                                      21,007
Receivable for investments sold                                        1,122,517
Deferred organization expenses and other assets                           83,325
Due from broker - variation margin                                        52,750
Dividends and interest receivable                                         49,460
Receivable for Fund shares sold                                           49,046
                                                                   --------------
      Total assets                                                   106,046,898
                                                                   --------------
LIABILITIES
Payable for Fund shares reacquired                                       843,085
Accrued expenses                                                         382,819
Distribution fees payable                                                 74,160
Management fee payable                                                    55,984
                                                                   --------------
      Total liabilities                                                1,356,048
                                                                   --------------
NET ASSETS                                                          $104,690,850
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $     11,432
   Paid-in capital in excess of par                                  149,365,106
                                                                   --------------
                                                                     149,376,538
   Accumulated net realized loss on investments                      (44,730,781)
   Net unrealized appreciation on investments                             45,093
                                                                   --------------
Net assets, March 31, 2000                                          $104,690,850
                                                                   --------------
                                                                   --------------

    18                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($26,740,873 / 2,883,068 shares of common stock issued and
      outstanding)                                                         $9.28
   Sales charge (5% of offering price)                                       .49
                                                                   --------------
   Maximum offering price to public                                        $9.77
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($69,022,716 / 7,571,512 shares of common stock
      issued and outstanding)                                              $9.12
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share
      ($8,055,759 / 883,670 shares of common stock issued and
      outstanding)                                                         $9.12
   Sales charge (1% of offering price)                                       .09
                                                                   --------------
   Offering price to public                                                $9.21
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($871,502 / 93,442 shares of common stock issued and
      outstanding)                                                         $9.33
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     19

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                   March 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                        $  1,571,148
   Interest                                                              369,784
                                                                   --------------
      Total income                                                     1,940,932
                                                                   --------------
Expenses
   Management fee                                                        847,276
   Distribution fee--Class A                                              95,117
   Distribution fee--Class B                                             894,738
   Distribution fee--Class C                                             118,446
   Transfer agent's fees and expenses                                    282,000
   Reports to shareholders                                               180,000
   Custodian's fees and expenses                                         115,000
   Registration fees                                                      85,000
   Legal fees and expenses                                                60,000
   Amortization of deferred organization expenses                         31,333
   Audit fee and expenses                                                 25,000
   Directors' fees                                                        16,000
   Miscellaneous                                                          47,594
                                                                   --------------
      Total expenses                                                   2,797,504
                                                                   --------------
Net investment loss                                                     (856,572)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           (21,273,280)
   Financial futures transactions                                      2,791,962
                                                                   --------------
                                                                     (18,481,318)
                                                                   --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                        50,640,600
   Financial futures transactions                                       (363,738)
                                                                   --------------
                                                                      50,276,862
                                                                   --------------
Net gain on investments                                               31,795,544
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 30,938,972
                                                                   --------------
                                                                   --------------

    20                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended March 31,
                                               ------------------------------------
                                                    2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $    (856,572 )     $     (928,383)
   Net realized loss on investments              (18,481,318 )        (26,249,463)
   Net change in unrealized
      appreciation/depreciation on
      investments                                 50,276,862          (77,150,441)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                   30,938,972         (104,328,287)
                                               --------------    ------------------
Distributions from net realized gains (Note
   1)
   Class A                                                --           (1,145,659)
   Class B                                                --           (2,301,304)
   Class C                                                --             (390,070)
   Class Z                                                --              (87,222)
                                               --------------    ------------------
                                                          --           (3,924,255)
                                               --------------    ------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                  20,450,947           70,366,132
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                       --            3,790,396
   Cost of shares reacquired                    (114,601,474 )       (150,960,828)
                                               --------------    ------------------
   Net decrease in net assets from Fund
      share transactions                         (94,150,527 )        (76,804,300)
                                               --------------    ------------------
Total decrease                                   (63,211,555 )       (185,056,842)
NET ASSETS
Beginning of year                                167,902,405          352,959,247
                                               --------------    ------------------
End of year                                    $ 104,690,850       $  167,902,405
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements                                     21

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements
      Prudential Small-Cap Quantum Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 10, 1997. The investment objective of the Fund is long-term capital appreciation which is sought by investing primarily in equity securities of small-cap U.S. companies.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities listed on a securities exchange and
Nasdaq National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principle market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities are valued as of 4:15 p.m., New York time.
    22

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its
                                                                          23

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.
taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Deferred Organization Expenses:    Approximately $154,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.' The effect of applying this statement was to decrease accumulated net investment loss by $856,572 and decrease paid in capital in excess of par by $856,572 for certain non-deductible expenses and net operating loss for the year ended March 31, 2000. Net investment loss, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
    24

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.
under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended March 31, 2000.
      PIMS has advised the Fund that it has received approximately $20,700 and $3,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended March 31, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the year ended March 31, 2000, they received approximately $876,600 and $4,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIFM, PIC, and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended March 31, 2000, the Fund incurred fees of approximately $251,500 for the services of PMFS. As of March 31, 2000, approximately $17,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
      For the year ended March 31, 2000, PSI earned approximately $10,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
                                                                          25

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2000 were $87,808,557 and $174,397,989, respectively.
      The federal income tax basis of the Fund's investments at March 31, 2000 was $104,503,800 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $164,993 (gross unrealized appreciation--$18,516,995; gross unrealized depreciation--$18,352,002).
      For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2000, of approximately, $44,056,981 of which $3,890,973 expires in 2007 and $40,166,008 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
      The Fund will elect, for United States Federal income tax purposes, to treat net long-term capital losses of $793,699 incurred in the five months ended March 31, 2000 as having been incurred in the following fiscal year.
      During the year ended March 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at March 31, 2000 are as follows:

                                                  Value at       Value at
Number of                         Expiration       Trade        March 31,        Unrealized
Contracts          Type              Date           Date           2000        (Depreciation)
---------     ---------------    ------------    ----------     ----------     ---------------
              Long Positions:
     7         Russell 2000      June 2000       $2,111,971     $1,908,725        $(203,246)
     3         Russell 2000      June 2000          904,530        818,025          (86,505)
                                                                               ---------------
                                                                                  $(289,751)
                                                                               ---------------
                                                                               ---------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2000, the Fund has a .5% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $3,211,000 principal amount. As of such date, the
    26

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.
repurchase agreements in the joint account and the value of the collateral therefore were as follows:
      Bear Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price $120,061,000, due 4/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price $130,066,083, due 4/3/00. The value of the collateral including accrued interest was $134,450,258.
      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,051,250, due 4/3/00. The value of the collateral including accrued interest was $102,005,200.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price $100,050,750, due 4/3/00. The value of the collateral including accrued interest was $102,000,425.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price $207,396,963, due 4/3/00. The value of the collateral including accrued interest was $211,435,308.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not
                                                                          27

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.
subject to any sales charge and are offered exclusively for sale to a limited group of investors.
      There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended March 31, 2000:
Shares sold                                                   1,766,896    $  15,129,661
Shares reacquired                                            (5,195,169)     (43,996,626)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (3,428,273)     (28,866,965)
Shares issued upon conversion from Class B                       29,878          257,051
                                                            -----------    -------------
Net decrease in shares outstanding                           (3,398,395)   $ (28,609,914)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999
Shares sold                                                   2,696,758    $  25,459,881
Shares issued in reinvestment of distributions                  133,662        1,122,758
Shares reacquired                                            (7,130,641)     (63,483,930)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (4,300,221)     (36,901,291)
Shares issued upon conversion from Class B                       25,488          213,899
                                                            -----------    -------------
Net decrease in shares outstanding                           (4,274,733)   $ (36,687,392)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                     454,770    $   3,782,849
Shares reacquired                                            (6,708,108)     (55,819,897)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (6,253,338)     (52,037,048)
Shares issued upon conversion into Class A                      (30,287)        (257,051)
                                                            -----------    -------------
Net decrease in shares outstanding                           (6,283,625)   $ (52,294,099)
                                                            -----------    -------------
                                                            -----------    -------------

    28

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended March 31, 1999:
Shares sold                                                   3,544,591    $  33,771,230
Shares issued in reinvestment of distributions                  264,099        2,202,587
Shares reacquired                                            (7,920,628)     (67,279,455)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (4,111,938)     (31,305,638)
Shares reacquired upon conversion into Class A                  (25,646)        (213,899)
                                                            -----------    -------------
Net decrease in shares outstanding                           (4,137,584)   $ (31,519,537)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                      64,274    $     542,300
Shares reacquired                                            (1,209,740)      (9,983,869)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,145,466)   $  (9,441,569)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                     477,990    $   4,468,986
Shares issued in reinvestment of distributions                   45,585          380,178
Shares reacquired                                            (1,845,359)     (15,689,617)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,321,784)   $ (10,840,453)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                     118,464    $     996,137
Shares reacquired                                              (577,137)      (4,801,082)
                                                            -----------    -------------
Net decrease in shares outstanding                             (458,673)   $  (3,804,945)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                     703,945    $   6,666,035
Shares issued in reinvestment of distributions                   10,080           84,873
Shares reacquired                                              (530,522)      (4,507,826)
                                                            -----------    -------------
Net increase in shares outstanding                              183,503    $   2,243,082
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights

                                                             Class A
                                       ---------------------------------------------------
                                          Year Ended March 31,        November 10, 1997(a)
                                       --------------------------           through
                                          2000(d)          1999          March 31, 1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $   7.44        $ 10.95           $  10.00
                                       --------------     -------         ----------
Income from investment operations
Net investment income (loss)                 (0.01)           .03                .02
Net realized and unrealized gain
   (loss) on investment
   transactions                               1.85          (3.41)               .94
                                       --------------     -------         ----------
   Total from investment
      operations                              1.84          (3.38)               .96
                                       --------------     -------         ----------
Less distributions
Distributions in excess of net
   investment income                            --             --               (.01)
Distributions from net realized
   gains                                        --           (.13)                --
                                       --------------     -------         ----------
Net asset value, end of period            $   9.28        $  7.44           $  10.95
                                       --------------     -------         ----------
                                       --------------     -------         ----------
TOTAL RETURN(c):                             24.73%        (31.00)%             9.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 26,741        $46,736           $115,621
Average net assets (000)                  $ 38,047        $82,332           $106,453
Ratios to average net assets:
   Expenses, including
      distribution fees                       1.45%          1.26%              1.22%(b)
   Expenses, excluding
      distribution fees                       1.20%          1.01%              0.97%(b)
   Net investment income (loss)              (0.07)%          .16%               .47%(b)
Portfolio turnover rate                         66%           106                 39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.
    30                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class B
                                       ----------------------------------------------------
                                          Year Ended March 31,         November 10, 1997(a)
                                       ---------------------------           through
                                          2000(d)           1999          March 31, 1998
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $   7.37        $  10.93           $  10.00
                                       --------------     --------         ----------
Income from investment operations
Net investment loss                          (0.07)           (.06)              (.01)
Net realized and unrealized gain
   (loss) on investment
   transactions                               1.82           (3.37)               .94
                                       --------------     --------         ----------
   Total from investment
      operations                              1.75           (3.43)               .93
                                       --------------     --------         ----------
Less distributions
Distributions from net realized
gains                                           --            (.13)                --
                                       --------------     --------         ----------
Net asset value, end of period            $   9.12        $   7.37           $  10.93
                                       --------------     --------         ----------
                                       --------------     --------         ----------
TOTAL RETURN(c):                             23.91%         (31.61)%             9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 69,023        $102,094           $196,671
Average net assets (000)                  $ 89,474        $158,085           $170,484
Ratios to average net assets:
   Expenses, including
      distribution fees                       2.20%           2.01%              1.97%(b)
   Expenses, excluding
      distribution fees                       1.20%           1.01%              0.97%(b)
   Net investment income (loss)              (0.82)%          (.58)%             (.29)%(b)
Portfolio turnover rate                         66%            106%                39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.
    See Notes to Financial Statements                                     31

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class C
                                       ---------------------------------------------------
                                          Year Ended March 31,        November 10, 1997(a)
                                       --------------------------           through
                                          2000(d)          1999          March 31, 1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $   7.37        $ 10.93           $  10.00
                                       --------------     -------           --------
Income from investment operations
Net investment loss                          (0.07)          (.08)              (.01)
Net realized and unrealized gain
   (loss) on investment
   transactions                               1.82          (3.35)               .94
                                       --------------     -------           --------
   Total from investment
      operations                              1.75          (3.43)               .93
                                       --------------     -------           --------
Less distributions
Distributions from net realized
   gains                                        --           (.13)                --
                                       --------------     -------           --------
Net asset value, end of period            $   9.12        $  7.37           $  10.93
                                       --------------     -------           --------
                                       --------------     -------           --------
TOTAL RETURN(c):                             23.91%        (31.61)%             9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $  8,056        $14,951           $ 36,628
Average net assets (000)                  $ 11,845        $27,182           $ 34,000
Ratios to average net assets:
   Expenses, including
      distribution fees                       2.20%          2.01%              1.97%(b)
   Expenses, excluding
      distribution fees                       1.20%          1.01%              0.97%(b)
   Net investment income (loss)              (0.82)%         (.59)%             (.29)%(b)
Portfolio turnover rate                         66%           106%                39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.
    32                                     See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class Z
                                       ---------------------------------------------------
                                          Year Ended March 31,        November 10, 1997(a)
                                       --------------------------           through
                                          2000(d)          1999          March 31, 1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                     $ 7.46         $10.96             $10.00
                                          -------         -------           -------
Income from investment operations
Net investment income (loss)                (0.02)           .05                .02
 Net realized and unrealized gain
 (loss) on investment transactions           1.89          (3.42 )              .95
                                          -------         -------           -------
   Total from investment
      operations                             1.87          (3.37 )              .97
                                          -------         -------           -------
Less distributions
Distributions in excess of net
   investment income                           --             --               (.01)
Distributions from net realized
gains                                          --           (.13 )               --
                                          -------         -------           -------
Net asset value, end of period             $ 9.33         $ 7.46             $10.96
                                          -------         -------           -------
                                          -------         -------           -------
TOTAL RETURN(c):                            25.07%        (30.88 )%            9.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $  872         $4,121             $4,039
Average net assets (000)                   $1,847         $5,315             $2,709
Ratios to average net assets:
   Expenses, including
      distribution fees                      1.20%          1.01 %             0.97%(b)
   Expenses, excluding
      distribution fees                      1.20%          1.01 %             0.97%(b)
   Net investment income (loss)              0.22%           .43 %              .51%(b)
Portfolio turnover rate                        66%           106 %               39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.
    See Notes to Financial Statements                                     33

       Prudential Small-Cap Quantum Fund, Inc.
             Report of Independent Accountants
To the Board of Directors and Shareholders of Prudential Small-Cap Quantum Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small-Cap Quantum Fund, Inc. (the 'Fund,') at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 10, 1997 (commencement of investment operations) through March 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 23, 2000

    34                                     See Notes to Financial Statements

Prudential Small-Cap Quantum Fund, Inc.
Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--some_times even the simplest investments bear surprising risks.
The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Small-Cap Quantum Fund, Inc.
Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   _Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com           (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
   Income Portfolio
Target Funds
   Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Small-Cap Quantum Fund, Inc.

Getting the Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.
We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:
Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the per_formance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.
See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com        (800) 225-1852

Performance review
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.
Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.
Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets
(the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remem_ber that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.
Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Small-Cap Quantum Fund, Inc.

Getting the Most From Your Prudential Mutual Fund


Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.
Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.
Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.
Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.
Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com                 (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to meas_ure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Small-Cap Quantum Fund, Inc.

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       18.49%       N/A          N/A          -4.49%
Without Sales Charge    24.73%       N/A          N/A          -2.42%


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Small-Cap
Quantum Fund, Inc. (Class A shares) with a similar investment in the Standard & Poor's SmallCap 600 Stock
Price Index (S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class A shares, and at the end of the current fiscal year (March 31), as measured on a quarterly basis, beginning in November 1997 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The S&P SmallCap 600 Index is a market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.
These graphs are furnished to you in accordance with SEC regulations.

www.prudential.com                  (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      18.91%       N/A          N/A          -4.48%
Without Sales Charge   23.91%       N/A          N/A          -3.15%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Small-Cap
Quantum Fund, Inc. (Class B shares) with a similar investment in the Standard & Poor's SmallCap 600 Stock
Price Index (S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class B shares, and at the end of the current fiscal year (March 31), as measured on a quarterly basis, beginning in November 1997 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on March 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The S&P SmallCap 600 Index is a market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.
These graphs are furnished to you in accordance with SEC regulations.

Prudential Small-Cap Quantum Fund, Inc.

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       21.67%       N/A          N/A         -3.56%
Without Sales Charge    23.91%       N/A          N/A         -3.15%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Small-Cap
Quantum Fund, Inc. (Class C shares) with a similar investment in the Standard & Poor's SmallCap
600 Stock Price Index (S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class C shares, and at the end of the current fiscal year (March 31), as measured on a quarterly basis, beginning in November
1997 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on March 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The S&P SmallCap 600 Index is a market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.
These graphs are furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 3/31/00
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       25.07%       N/A         N/A           -2.18%
Without Sales Charge    25.07%       N/A         N/A           -2.18%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in Prudential Small-Cap
Quantum Fund, Inc. (Class Z shares) with a similar investment in the Standard & Poor's SmallCap
600 Stock Price Index (S&P SmallCap 600 Index) by portraying the initial account values at the commencement of operations of Class Z shares, and at the end of the current fiscal year (March 31), as measured on a quarterly basis, beginning in November
1997 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The S&P SmallCap 600 Index is a market capitalization-weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.
These graphs are furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795


Fund Symbols   NASDAQ    CUSIP
Class A        PQVAX   74436N108
Class B        PQVBX   74436N207
Class C        PQVCX   74436N306
Class Z        PSQZX   74436N405

MF 176E

(LOGO) Printed on Recycled Paper